UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 8, 2008

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)

           MARYLAND                     001-33519                95-3551121
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

701 WESTERN AVENUE, GLENDALE, CALIFORNIA                         91201-2349
(Address of Principal Executive Offices)                         (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         (c) On September 8, 2008, Public Storage announced that, effective immediately, Mark C. Good, age 52, had joined the company as Senior Vice President and Chief Operating Officer of Public Storage. Before joining Public Storage, Mr. Good was with Sears Holdings Corporation since 1997, where he was Executive Vice President and General Manager of Sears Home Services, the
nation's largest home appliance repair and home improvement services organization with annual revenues of approximately $3 billion. In this position, he was directly responsible for 30,000 associates, five parts distribution centers, 31 automated repair facilities for "carry-in" products, 360 branch locations, domestic and offshore call centers, 110 home delivery distribution centers and other support operations. Mark received his B.A. from the University of California at Berkeley in 1978 and an M.B.A. from San Francisco State University in 1981.

         A copy of the press release announcing Mr. Good's election as Senior Vice President and Chief Operating Officer is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         (e) In connection with Mr. Good's employment, Public Storage and Mr. Good entered into an Offer Letter/Employment Agreement dated July 28, 2008 (the "Agreement"). The Agreement provides that in connection with his employment as Senior Vice President and Chief Operating Officer, Mr. Good will be paid an annual base salary of $500,000 and will receive a bonus of $400,000 for calendar year 2008, unless terminated for "cause" (as defined in the Agreement). For calendar year 2009, Mr. Good's bonus potential is set at $500,000, subject to the provisions of the Public Storage bonus plan.

         In addition, effective September 8, 2008, Mr. Good received an award of a stock option to acquire 75,000 shares of Public Storage common shares, par value $0.10 per share, which vests in five equal annual installments, and an award of 10,000 restricted share units, representing Public Storage common shares, which vests in eight equal annual installments. Each such award is pursuant to and subject to the terms of the Public Storage 2007 Equity and Performance-Based Incentive Compensation Plan. The Agreement further provides that in the event Mr. Good's employment is terminated without cause (as defined in the Agreement) before December 31, 2009, and provided he has signed a severance and release agreement, he will be paid a lump sum payment of $1,000,000 less applicable federal and state withholdings.

         A copy of the Offer  Letter/Employment  Agreement  is filed as  Exhibit
10.1 to this Current Report on Form 8-K and this summary of the Agreement is qualified in its entirety by reference to the text of the Agreement.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

      (c)     EXHIBITS

Exhibit 10.1--Offer Letter/Employment Agreement dated as of July 28, 2008 between Public Storage and Mark C. Good

The following exhibit is being furnished with this Report:
Exhibit 99.1--Press Release dated September 8, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    September 9, 2008

                                                      PUBLIC STORAGE


                                                      By: /s/ Stephanie Heim
                                                          ------------------
                                                          Stephanie Heim
                                                          Vice President






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                                  EXHIBIT INDEX


Exhibit 10.1--Offer Letter/Employment Agreement dated as of July 28, 2008 between Public Storage and Mark C. Good. Filed herewith.

The following exhibit is being furnished with this Report:
Exhibit  99.1--Press Release dated September 8, 2008. Filed herewith.